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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): DECEMBER 10, 2003

                                ADMINISTAFF, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                    1-13998              76-0479645
  State or other jurisdiction of       (Commission         (I.R.S. Employer
          incorporation)               File Number)       Identification No.)


                          19001 CRESCENT SPRINGS DRIVE
                              KINGWOOD, TEXAS 77339
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 358-8986

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ITEM 5. OTHER EVENTS

         On December 10, 2003, Administaff, Inc. issued a press release announcing that Paul J. Sarvadi, its chairman and chief executive officer, has modified his previously announced structured, prearranged trading plan. The plan has been modified during the company's open window for insider transactions, and is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

         99.1 -- Press release issued by Administaff, Inc. on December 10, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ADMINISTAFF, INC.



                                               By: /s/ JOHN H. SPURGIN, II
                                                  ------------------------------
                                                  John H. Spurgin, II
                                                  Sr. Vice President, Legal,
                                                  General Counsel and Secretary


Date:  December 10, 2003


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                                  EXHIBIT INDEX

EXHIBIT
NO.            DESCRIPTION
-------        -----------
99.1      --   Press release issued by Administaff, Inc. on December 10, 2003.


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